UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
May 4, 2023
Date of Report
(Date of earliest event reported)

AVANTAX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3200 Olympus Blvd, Suite 100
Dallas, Texas 75019
(Address of principal executive offices)
(972) 870-6400
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVTA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 23, 2023, the board of directors (the “Board”) of Avantax, Inc. (the “Company”) approved and adopted, subject to stockholder approval, an amendment to the Avantax, Inc. 2016 Employee Stock Purchase Plan, as amended (the “ESPP Amendment”), in order to increase the number of shares authorized thereunder. The Board directed that the ESPP Amendment be submitted to the Company’s stockholders for approval at the Company’s 2023 annual meeting of stockholders (the “Annual Meeting”), which was held on May 4, 2023.
As described under Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders approved the ESPP Amendment at the Annual Meeting. A description of the material terms of the ESPP Amendment is set forth under the heading “Proposal Five: Approval of an Amendment to the Avantax, Inc. 2016 Employee Stock Purchase Plan” in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “Commission”) on April 3, 2023 (as supplemented on April 5, 2023, the “Proxy Statement”), which description is incorporated herein by reference.
The aforementioned description of the ESPP Amendment is qualified in its entirety by reference to the full text of the ESPP Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 23, 2023, the Board approved, subject to adoption by the Company’s stockholders, a Certificate of Amendment (the “Charter Amendment”) to the Company’s Restated Certificate of Incorporation, as amended (the “Charter”), to provide for the exculpation of certain of the Company’s officers, as permitted by recent amendments to the Delaware General Corporation Law. The Board directed that the Charter Amendment be submitted to the Company’s stockholders for adoption at the Annual Meeting.
As described under Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders adopted the Charter Amendment at the Annual Meeting. A description of the material terms of the Charter Amendment is set forth under the heading “Proposal Six: Adoption of an Amendment to Our Restated Certificate of Incorporation to Provide for the Exculpation of Certain of Our Officers as Permitted by Delaware Law” in the Proxy Statement, which description is incorporated herein by reference. The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on May 4, 2023.
The aforementioned description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 4, 2023, the Company held the Annual Meeting. There were six proposals acted upon at the Annual Meeting. More information about each of these proposals can be found in the Proxy Statement. At the close of business on March 10, 2023, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 39,544,693 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), that were outstanding and entitled to vote. At the Annual Meeting, 38,050,598 shares of Common Stock that were outstanding and entitled to vote were present by means of remote communication or represented by proxy, representing approximately 96 percent of the outstanding shares of Common Stock. The results of the votes held at the Annual Meeting are set forth below.

Proposal One: The stockholders elected nine directors to serve on the Company’s board of directors until the Company’s 2024 annual meeting of stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal. The votes cast on Proposal One were as follows:

Nominee	For	Against	Abstain
Georganne C. Proctor	32,352,872	369,204	369,775
Mark A. Ernst	32,403,704	318,409	369,737
E. Carol Hayles	32,188,147	526,688	377,015
Kanayalal A. Kotecha	32,560,911	161,092	369,847
J. Richard Leaman III	32,455,523	266,590	369,738
Tina Perry	32,377,378	331,470	383,002
Karthik Rao	32,419,540	287,828	384,482
Jana R. Schreuder	32,451,833	266,474	373,543
Christopher W. Walters	32,418,423	301,794	371,633
Proposal Two: The stockholders ratified, on an advisory (non-binding) basis, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023. The votes cast on Proposal Two were as follows:

For	Against	Abstain
37,450,422	233,725	366,451
Proposal Three: The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting. The votes cast on Proposal Three were as follows:

For	Against	Abstain
31,870,622	828,753	392,472
Proposal Four: The stockholders voted, on an advisory (non-binding) basis, to maintain an annual advisory vote on the compensation of the Company’s named executive officers. The votes cast on Proposal Four were as follows:

1 Year	2 Years	3 Years	Abstain
30,816,798	6,126	1,846,926	422,000
Proposal Five: The stockholders approved the ESPP Amendment. The votes cast on Proposal Five were as follows:

For	Against	Abstain
32,549,974	175,353	366,523
Proposal Six: The stockholders adopted the Charter Amendment. The votes cast on Proposal Six were as follows:

For	Against	Abstain
30,063,230	2,615,416	413,204
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No	Description

3.1	Certificate of Amendment No. 4 to the Restated Certificate of Incorporation of Avantax, Inc., effective May 4, 2023.
10.1	Amendment No. 3 to the Avantax, Inc. 2016 Employee Stock Purchase Plan, effective May 4, 2023.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 5, 2023

AVANTAX, INC.

	By	/s/ Tabitha Bailey
Tabitha Bailey
Chief Legal Officer and Corporate Secretary